Exhibit 10.1
CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT
     THIS CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT (this “Agreement”), dated as of April 27, 2010, is entered into by and among TARGA RESOURCES PARTNERS LP, a Delaware limited partnership (the “Partnership”), TARGA MIDSTREAM HOLDINGS LLC, a Delaware limited liability company (“TMH”), TARGA LP INC., a Delaware corporation (“Targa LP”), TARGA PERMIAN GP LLC, a Delaware limited partnership (“Permian GP”), TARGA RESOURCES OPERATING LP, a Delaware limited partnership (“Targa Operating”), TARGA NORTH TEXAS GP LLC, a Delaware limited liability company (“Targa North Texas”), and TARGA RESOURCES TEXAS GP LLC (“Targa Texas”). The parties to this Agreement are collectively referred to herein as the “Parties.” Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Purchase Agreement (as defined below).
RECITALS
     WHEREAS, TMH, Targa LP, Permian GP and the Partnership have heretofore entered into that certain Purchase and Sale Agreement dated as of March 31, 2010 (the “Purchase Agreement”), providing for the sale by TMH, Targa LP and Permian GP to the Partnership of: (i) 100% of the limited partner interests (the “TMS LP Interest”) in Targa Midstream Services Limited Partnership, a Delaware limited partnership (“TMS”); (ii) 100% of the limited liability company interests (the “TGM Interest”) in Targa Gas Marketing LLC, a Delaware limited liability company (“TGM”) which owns a general partner interest which constitutes all of the general partner interests of TMS; (iii) a limited partner interest representing a 50% interest (the “Permian LP Interest”) in Targa Permian LP, a Delaware limited partnership (“Permian”); (iv) a general partner interest representing a 50% interest (the “Permian GP Interest”) in Permian; (v) 100% of the limited liability company interests (the “Straddle GP LLC Interest”) in Targa Straddle GP LLC (“Straddle GP”), a Delaware limited liability company which owns a general partner interest representing a 50% interest in Targa Straddle LP, a Delaware limited partnership (“Straddle”); and (vi) a limited partner interest representing a 50% interest in Straddle (the “Straddle LP Interest” and, together with the Straddle GP LLC Interest, the Permian GP Interest, the Permian LP Interest, the TGM Interest and the TMS LP Interest, the “Purchased Interests”);
     WHEREAS, pursuant to the terms of the Purchase Agreement, TMH shall sell, convey, transfer and assign the Straddle GP LLC Interest and the Straddle LP Interest to the Partnership or a designated subsidiary of the Partnership;
     WHEREAS, pursuant to the terms of the Purchase Agreement, Targa LP shall sell, convey, transfer and assign the TGM Interests, the TMS LP Interest and the Permian LP Interest to the Partnership or a designated subsidiary of the Partnership;
     WHEREAS, pursuant to the terms of the Purchase Agreement, Permian GP shall sell, convey, transfer and assign the Permian GP Interest to the Partnership or a designated subsidiary of the Partnership;

     WHEREAS, pursuant to the terms of the Purchase Agreement, (A) the Partnership desires to assign its rights under the Purchase Agreement to purchase the Purchased Interests to Targa Operating, (B) Targa Operating desires to assign its rights under the Purchase Agreement to purchase the Purchased Interests to Targa North Texas and (C) Targa North Texas desires to assign its rights under the Purchase Agreement to purchase the Permian GP Interest to Targa Texas; and
     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the Parties undertake and agree as follows:
ARTICLE 1
ASSIGNMENT AND ASSUMPTION
OF RIGHTS UNDER PURCHASE AGREEMENT
     Section 1.1 Assignment of Rights under Purchase Agreement to Targa Operating by the Partnership. The Partnership hereby assigns to Targa Operating all of its rights under the Purchase Agreement to purchase (i) the Straddle GP LLC Interest and the Straddle LP Interest from TMH, (ii) the TGM Interest, the TMS LP Interest and the Permian LP Interest from Targa LP and (iii) the Permian GP Interest from Permian GP, and Targa Operating hereby assumes (without any release or novation of the Partnership) all of such obligations of the Partnership under the Purchase Agreement.
     Section 1.2 Assignment of Rights under Purchase Agreement to Targa North Texas by Targa Operating. Targa Operating hereby assigns to Targa North Texas all of its rights under the Purchase Agreement (once received by Targa Operating from the Partnership pursuant to Section 1.1) to purchase (i) the Straddle GP LLC Interest and the Straddle LP Interest from TMH, (ii) the TGM Interest, the TMS LP Interest and the Permian LP Interest from Targa LP and (iii) the Permian GP Interest from Permian GP, and Targa North Texas hereby assumes (without any release or novation of Targa Operating) all of such obligations of the Partnership and Targa Operating under the Purchase Agreement.
     Section 1.3 Assignment of Rights under Purchase Agreement to Targa Texas by Targa North Texas. Targa North Texas hereby assigns to Targa Texas all of its rights under the Purchase Agreement (once received by Targa North Texas from Targa Operating pursuant to Section 1.2) to purchase the Permian GP Interest from Permian GP, and Targa Texas hereby assumes (without any release or novation of Targa North Texas) all of such obligations of the Partnership, Targa Operating and Targa North Texas under the Purchase Agreement.
ARTICLE 2
CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS
RELATING TO THE PURCHASED INTERESTS
     Section 2.1 Contribution by TMH of the Straddle GP LLC Interest and the Straddle LP Interest to Targa North Texas. TMH hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Targa North Texas, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Straddle GP LLC Interest and the

Straddle LP Interest and Targa North Texas hereby accepts the Straddle GP LLC Interest and the Straddle LP Interest and agrees to be the sole member of Straddle GP and the limited partner of Straddle.
     Section 2.2 Contribution by Targa LP of the TGM Interest, the TMS LP Interest and the Permian LP Interest to Targa North Texas. Targa LP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Targa North Texas, its successors and assigns, for its and their own use forever, all right, title and interest in and to the TGM Interest, the TMS LP Interest and the Permian LP Interest and Targa North Texas hereby accepts the TGM LLC Interest, the TMS LP Interest and the Permian LP Interest and agrees to be the sole member of TGM and a limited partner of each of TMS and Permian.
     Section 2.3 Contribution by Permian GP of the Permian GP Interest to Targa Texas. Permian GP hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to Targa Texas, its successors and assigns, for its and their own use forever, all right, title and interest in and to the Permian GP Interest and Targa Texas hereby accepts the Permian GP Interest and agrees to be the general partner of Permian.
ARTICLE 3
FURTHER ASSURANCES
     Section 3.1 From time to time after the date first above written, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, or (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended so to be and to more fully and effectively carry out the purposes and intent of this Agreement.
ARTICLE 4
MISCELLANEOUS
     Section 4.1 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation”, “but not limited to”, or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.
     Section 4.2 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.
     Section 4.3 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third-party beneficiary of any of the provisions of this Agreement.
     Section 4.4 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the Parties.
     Section 4.5 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof.
     Section 4.6 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.
     Section 4.7 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing.
     Section 4.8 Conflicts. Nothing in this Agreement shall be construed as an agreement to assign any asset, or any interest therein, that is subject to any agreement that, by its terms or pursuant to applicable law, is not capable of being sold, assigned, transferred, conveyed or delivered without the consent or waiver of a third party or a governmental authority unless and until such consent or waiver shall be given.
     Section 4.9 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to their subject matter. This document and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date of this Agreement.

     Section 4.10 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.
[Signature Pages Follow]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first above written.

TARGA RESOURCES PARTNERS LP
By:	Targa Resources GP LLC,
its general partner

By:	/s/ Rene R. Joyce
Rene R. Joyce
Chief Executive Officer

TARGA MIDSTREAM HOLDINGS LLC
By:	/s/ Rene R. Joyce
Rene R. Joyce
Chief Executive Officer

TARGA LP INC.
By:	/s/ Rene R. Joyce
Rene R. Joyce
Chief Executive Officer

TARGA PERMIAN GP LLC
By:	/s/ Rene R. Joyce
Rene R. Joyce
Chief Executive Officer

TARGA RESOURCES OPERATING LP
By:	Targa Resources Operating GP LLC,
its general partner

By:	/s/ Rene R. Joyce
Rene R. Joyce
Chief Executive Officer

TARGA NORTH TEXAS GP LLC
By:	/s/ Rene R. Joyce
Rene R. Joyce
Chief Executive Officer

TARGA RESOURCES TEXAS GP LLC
By:	/s/ Rene R. Joyce
Rene R. Joyce
Chief Executive Officer